ADVISORONE FUNDS

CMG High Income Plus Fund

Supplement dated September 23, 2004

to the Statement of Additional Information Dated February 2, 2004

The following supersedes any contrary information contained in the Statement of Additional Information Dated February 2, for the CMG High Income Plus Fund:

The CMG High Income Plus Fund may enter into short sales (other than short sales "against the box") to the full extent permitted by the Investment Company Act of 1940.